UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2024
WK Kellogg Co
(Exact name of registrant as specified in its charter)

Delaware	1-41755	92-1243173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square, P.O. Box 3599
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 401-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	KLG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2024, WK Kellogg Co (the “Company”) issued a press release announcing its financial results for the quarter ended March 30, 2024, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2024, at the Company's 2024 Annual General Meeting of Shareowners (the “AGM”) of the Company, the Company’s shareowners approved, as described in item 5.07, the Amended and Restated WK Kellogg Co 2023 Long-Term Incentive Plan (the “Plan”). The Plan was previously adopted on February 8, 2024, by the Company’s Board of Directors (the “Board”), subject to shareowner approval. The Plan provides for potential grants of (i) incentive stock options qualified as such under U.S. federal income tax laws (“ISOs”), (ii) stock options that do not qualify as ISOs, (iii) share appreciation rights, (iv) restricted share awards, (v) restricted share units, and (vi) other share-based awards to key employees and directors of the Company and its affiliates. The total number of shares of the common stock of the Company which may be issued under the Plan is 10,142,000 shares, plus any additional shares which may become available again under certain provisions of the Plan.

A more complete description of the Plan is included in the Company’s definitive proxy statement for the AGM under the caption “Proposal 5: Approval of an Amendment to the WK Kellogg Co 2023 Long-Term Incentive Plan” filed with the Securities and Exchange Commission on March 21, 2023, the description of which is incorporated herein by reference.

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

a) On May 2, 2024, the Company held its AGM.

b) Zack Gund and Gary Pilnick were re-elected for a two-year term.

Five matters were voted on at the AGM: the re-election of two directors described in (b) above; an advisory resolution to approve executive compensation; an advisory vote on the frequency of holding an advisory vote on executive compensation; the ratification of PricewaterhouseCoopers LLP ("PwC") as the Company’s independent registered public accounting firm for fiscal year 2024; and a proposal to approve the amendment and restatement of the WK Kellogg Co 2023 Long-Term Incentive Plan

The final results of voting on each of the matters submitted to a vote of shareowners are as follows:

1. Election of Directors	For	Against	Abstentions	Broker Non-Votes
1a. Zack Gund	59,756,557	1,090,513	412,004	10,656,924
1b. Gary Pilnick	58,806,477	1,880,650	571,947	10,656,924

	For	Against	Abstentions	Broker Non-Votes
2. Advisory resolution to approve executive compensation was approved	57,791,179	2,964,858	503,037	10,656,924

	1 Year	2 Years	3 Years	Abstain
3. Advisory vote on the frequency of holding an advisory vote on executive compensation	60,296,074	186,698	562,508	213,794

	For	Against	Abstentions
4. Ratification of PwC as the Company's independent registered public accounting firm was approved	71,236,208	215,699	464,091

	For	Against	Abstentions	Broker Non-Votes
5. Approval of an amendment and restatement of the WK Kellogg Co 2023 Long-Term Incentive Plan	56,552,725	4,156,474	549,875	10,656,924

d) Consistent with a majority of the votes cast with respect to proposal 3, above, and with the recommendation of the Company's Board of Directors, the Company will hold a shareowner advisory vote on the compensation of Company's named executive officers annually until the next required vote on the frequency of shareowner votes on the compensation of the Company's named executive officers as required pursuant to Section 14(A) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	WK Kellogg Co Amended and Restated 2023 Long-Term Equity Incentive Plan (incorporated herein by reference to Annex B to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2024).
Exhibit 99.1	Press Release dated May 7, 2024.
Exhibit 104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WK KELLOGG CO

Date: May 7, 2024	/s/ David McKinstray
Name: David McKinstray
Title: Chief Financial Officer